UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                     July 19, 2011

JACKSONVILLE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-34821	36-4670835
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois	62650
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:    (217) 245-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events.

On July 19, 2011, the Company’s Board of Directors authorized a stock repurchase plan for the Company to repurchase up to 5% of its outstanding shares of common stock, or 96,547 shares in the open market, in block trades or in privately negotiated transactions depending on market conditions. The timing of the repurchases will depend on certain factors, including but not limited to stock price, the Company’s liquidity requirements, and alternative uses of capital. Any repurchased shares will be treated as authorized but unissued shares. A press release containing this announcement is included as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	Exhibit No.	Description
	99.1	Press Release dated July 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

	By:	/s/ Richard A. Foss
Richard A. Foss
President and Chief Executive Officer
DATE: July 20, 2011

EXHIBIT INDEX

99.1	News release dated July 20, 2011 announcing Jacksonville Bancorp, Inc.’s Share Repurchase Plan.